SIXTH SUPPLEMENTAL INDENTURE

     SIXTH SUPPLEMENTAL INDENTURE, dated as of September 30, 2002, between TEREX CORPORATION, a Delaware corporation (the "Company"), and BANK OF NEW YORK (AS SUCCESSOR TO UNITED STATES TRUST COMPANY OF NEW YORK), a New York corporation, as trustee (the "Trustee").

     WHEREAS, the Company, and Terex Cranes, Inc., Koehring Cranes, Inc., PPM Cranes, Inc., Payhauler Corp., Terex-Telelect Inc., Terex Aerials, Inc.,
Terex-Ro Corporation, Terex Mining Equipment, Inc. and The American Crane Corporation, as guarantors (collectively, the "Original Guarantors"), and the Trustee are parties to an Indenture, dated as of March 9, 1999, as amended by First Supplemental Indenture dated as of April 1, 1999, and as further amended by Second Supplemental Indenture dated as of July 29, 1999, as further amended by Third Supplemental Indenture dated as of August 26, 1999, as further amended by Fourth Supplemental Indenture dated as of March 29, 2001, and as further amended by Fifth Supplemental Indenture dated as of October 1, 2001 (said Indenture, as it may heretofore or hereafter from time to time be amended, the "Indenture") providing for the issuance of the Company's 8-7/8% Senior Subordinated Notes due 2008 (the "Notes");

     WHEREAS, the Company has acquired all of the outstanding capital stock of CMI Dakota Company, CMIOIL Corporation, Product Support, Inc., Schaeff, Inc., Fuchs Terex, Inc., Telelect Southeast Distribution, Inc., Utility Equipment, Inc., Terex Advance Mixer, Inc., Terex Utilities, Inc., Genie Holdings, Inc., Genie Access Services, Inc., Genie Industries, Inc., Genie Financial Services, Inc., GFS National, Inc., Genie Manufacturing, Inc., Genie USA Trading, Inc., Genie International, Inc., Lease Servicing & Funding Corp., GFS Commercial LLC, Genie Portfolio Management, LLC, Genie Lease Management LLC and Go Credit Corporation (collectively referred to as the "New Guarantors" and individually as a "New Guarantor");

     WHEREAS, pursuant to the terms of the Indenture, the New Guarantors have become Restricted Subsidiaries organized under the laws of the United States and, as such, the Company is required to cause the New Guarantors to execute and deliver a supplemental indenture and the Subsidiary Guarantee endorsed on the Notes; and

     WHEREAS, the Company, the Subsidiary Guarantors and the Trustee desire to amend the Indenture to add the New Guarantors as a Subsidiary Guarantor under the Indenture.

     NOW, THEREFORE, the Company, the Subsidiary Guarantors, the New Guarantors and the Trustee agree as follows for the equal and ratable benefit of the Holders of the Notes.

                                    ARTICLE 1

                           AMENDMENT TO THE INDENTURE

     Section 1.01. Each New Guarantor shall hereby become a Subsidiary Guarantor under the Indenture effective as of the date hereof, and as such shall be entitled to all the benefits and be subject to all the obligations, of a Subsidiary Guarantor thereunder. Each New Guarantor agrees to be bound by all those provisions of the Indenture binding upon a Subsidiary Guarantor.

                                    ARTICLE 2

                                  MISCELLANEOUS

     Section 2.01. The supplement to the Indenture effected hereby shall be binding upon all Holders of the Notes, their transferees and assigns. All Notes issued and outstanding on the date hereof shall be deemed to incorporate by reference or include the supplement to the Indenture effected hereby.

     Section 2.02. All terms used in this Sixth Supplemental Indenture which are defined in the Indenture shall have the meanings specified in the Indenture, unless the context of this Sixth Supplemental Indenture otherwise requires.

     Section 2.03. This Sixth Supplemental Indenture shall become a binding agreement between the parties when counterparts hereof shall have been executed and delivered by each of the parties hereto.

     Section 2.04. This Sixth Supplemental Indenture shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflicts of law.

     Section 2.05. This Sixth Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same amendment.

     Section 2.06. The recitals contained in this Sixth Supplemental Indenture are made by the Company and not by the Trustee and all of the provisions contained in the Indenture, in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect thereof as fully and with like effect as if set forth herein in full.

     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Supplemental Indenture to be duly executed as of the date first above written.


                                        TEREX CORPORATION


                                        By:___________________
ATTEST:                                    Name:  Eric I Cohen
                                           Title: Senior Vice President
--------------------
Jeffrey A. Gershowitz
Assistant Secretary
                                        THE BANK OF NEW YORK, AS SUCCESSOR
                                        TRUSTEE TO UNITED STATES TRUST COMPANY
                                        OF NEW YORK


ATTEST:                                 By :_________________________
                                            Name:
                                            Title:
---------------------

                (Signature Page to Sixth Supplemental Indenture)

                                   SUBSIDIARY GUARANTORS:


                                        KOEHRING CRANES, INC


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President


                                        PAYHAULER CORP.


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President


                                        PPM CRANES, INC.


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President


                                        TEREX CRANES, INC.


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President


                                        TEREX MINING EQUIPMENT, INC.


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President


                                        TEREX-RO CORPORATION


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President

                (Signature Page to Sixth Supplemental Indenture)

                                        TEREX-TELELECT, INC.


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President


                                        THE AMERICAN CRANE CORPORATION


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President


                                        O&K ORENSTEIN & KOPPEL, INC.


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President


                                        AMIDA INDUSTRIES, INC.


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President


                                        CEDARAPIDS, INC.


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President


                                        STANDARD HAVENS, INC.


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Senior Vice President

                (Signature Page to Sixth Supplemental Indenture)


                                        STANDARD HAVENS PRODUCTS, INC.


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President


                                        BL-PEGSON (USA), INC.


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President


                                        BENFORD AMERICA, INC.


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President


                                        COLEMAN ENGINEERING, INC.


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President


                                        EARTHKING, INC.


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Secretary


                                        FINLAY HYDRASCREEN USA, INC.


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President

                (Signature Page to Sixth Supplemental Indenture)


                                        POWERSCREEN HOLDINGS USA, INC.


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President


                                        POWERSCREEN INTERNATIONAL LLC
                                        by Powerscreen North America, Inc.,
                                        its Managing Member


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President


                                        POWERSCREEN NORTH AMERICA, INC.


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President


                                        POWERSCREEN USA, LLC
                                        by Powerscreen Holding USA Inc.,
                                        its Managing Member


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President


                                        ROYER INDUSTRIES, INC.


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Secretary


                                        TEREX BARTELL, INC.


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President

                (Signature Page to Sixth Supplemental Indenture)


                                        CMI TEREX CORPORATION


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President


                                        CMIOIL CORPORATION


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President


                                        PRODUCT SUPPORT, INC.


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President


                                        SCHAEFF, INC.


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President


                                        FUCHS TEREX, INC.


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President


                                        TELELECT SOUTHEAST DISTRIBUTION, INC.


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President


                                        UTILITY EQUIPMENT, INC.


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President

                (Signature Page to Sixth Supplemental Indenture)


                                        TEREX ADVANCE MIXER, INC.


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President


                                        TEREX UTILITIES, INC.


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President


                                        GENIE HOLDINGS, INC.


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President

                                        GENIE ACCESS SERVICES, INC.


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President


                                        GENIE INDUSTRIES, INC.


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President


                                        GENIE FINANCIAL SERVICES, INC.


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President


                                        GFS NATIONAL, INC.


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President

                (Signature Page to Sixth Supplemental Indenture)


                                        GENIE MANUFACTURING, INC.


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President


                                        GENIE USA TRADING, INC.


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President


                                        GENIE INTERNATIONAL, INC.


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President


                                        LEASE SERVICING & FUNDING CORP.


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President


                                        GFS COMMERCIAL LLC
                                        by GFS National, Inc.,
                                        its Managing Member


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President

                (Signature Page to Sixth Supplemental Indenture)


                                        GO CREDIT CORPORATION


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President


                                        CMI DAKOTA COMPANY


                                        By:___________________________
                                        Name: Eric I Cohen
                                        Title: Vice President

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                                TEREX CORPORATION

                                  $100,000,000

                    8-7/8% Senior Subordinated Notes due 2008

                      -------------------------------------

                          SIXTH SUPPLEMENTAL INDENTURE

                         Dated as of September 30, 2002

                      -------------------------------------

                  THE BANK OF NEW YORK, AS SUCCESSOR TRUSTEE TO
                     UNITED STATES TRUST COMPANY OF NEW YORK




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